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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

AVI BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	0-22613 (Commission File No.)	93-0797222 (IRS Employer Identification No.)
One S.W. Columbia, Suite 1105, Portland, OR 97258 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (503) 227-0554

Item 5.    Other Events.

        On October 29, 2003, AVI BioPharma, Inc., an Oregon corporation ("the Company") ("Nasdaq") issued a press release updating progress on its infectious disease program, which uses the Company's NeuGene® antisense technology to combat single stranded RNA visuses, including the West Nile Virus (WNV), the Severe Acute Respiratory Syndrome (SARS), the Norovirus (Norwalk Virus)/Calicivirus and Hepatitis C.

        A copy of the press release issued by the Company on October 29, 2003 updating the progress on its infectious disease program is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (C)    EXHIBITS.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 29, 2003, of the Company.

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on October 29, 2003.

AVI BioPharma, Inc.
By:	/s/ ALAN P. TIMMINS Alan P. Timmins President and Chief Operating Officer (Principal Operating Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 29, 2003, of the Company.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS